       THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.

IF YOU ARE IN ANY DOUBT AS TO THE ACTION TO BE TAKEN, YOU SHOULD SEEK YOUR OWN FINANCIAL ADVICE IMMEDIATELY FROM YOUR OWN APPROPRIATELY AUTHORIZED INDEPENDENT FINANCIAL ADVISOR. IF YOU HAVE SOLD OR TRANSFERRED ALL OF YOUR REGISTERED HOLDINGS OF SHARES (AS DEFINED BELOW), PLEASE FORWARD THIS DOCUMENT AND ALL ACCOMPANYING DOCUMENTS TO THE STOCKBROKER, BANK OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO SBC INTERNET OR TRANSFEREE.

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                    TENDER OF SHARES OF CLASS A COMMON STOCK
                            PAR VALUE $.01 PER SHARE

                                       OF

                       PRODIGY COMMUNICATIONS CORPORATION

            PURSUANT TO THE OFFER TO PURCHASE, DATED OCTOBER 2, 2001
               AND THE SUPPLEMENT THERETO, DATED OCTOBER 19, 2001

                                       TO

                       SBC INTERNET COMMUNICATIONS, INC.

                     AN INDIRECT WHOLLY OWNED SUBSIDIARY OF

                            SBC COMMUNICATIONS INC.

             THE AMENDED OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT
       12:00 MIDNIGHT, NEW YORK CITY TIME, ON THURSDAY, NOVEMBER 1, 2001,
                          WHICH DATE MAY BE EXTENDED.

     As set forth under Section 3 of the Offer to Purchase (as defined below), this form (or a facsimile hereof) must be used to accept the Amended Offer (as defined below) if (i) certificates representing shares of Class A Common Stock, par value $.01 per share (the "Shares"), of Prodigy Communications Corporation, a Delaware corporation ("Prodigy"), are not immediately available, (ii) the procedure for book-entry transfer cannot be completed on a timely basis or (iii) time will not permit certificates representing Shares and any other required documents to reach the Depositary (as defined in the Offer to Purchase) prior to the Expiration Date (as defined in the Supplement). This revised Notice of Guaranteed Delivery may be delivered by hand to the Depositary, or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution (as defined in the Offer to Purchase) in the form set forth herein. See the guaranteed delivery procedures described under Section 3 of the Offer to Purchase.

                    The Depositary for the Amended Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

             By Mail:                         By Courier:                          By Hand:
          59 Maiden Lane                     59 Maiden Lane                     59 Maiden Lane
           Plaza Level                        Plaza Level                        Plaza Level
        New York, NY 10038                 New York, NY 10038                 New York, NY 10038

                           BY FACSIMILE TRANSMISSION:
                        (FOR ELIGIBLE INSTITUTIONS ONLY)

                                 (718) 234-5001

               Confirm Facsimile Transmission by Telephone Only:

                                 (800) 937-5449
                                 (718) 921-8200

DELIVERY OF THIS REVISED NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

     Ladies and Gentlemen:

     The undersigned hereby tenders to SBC Internet Communications, Inc., a Delaware corporation ("SBC Internet") and an indirect wholly owned subsidiary of SBC Communications Inc., a Delaware corporation ("SBC"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 2, 2001 (the "Offer to Purchase"), as amended and supplemented by a Supplement thereto, dated October 19, 2001 (the "Supplement"), and the related revised (green) Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Amended Offer"), receipt of which is hereby acknowledged, the number of Shares set forth below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Signature(s):
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Name(s) of Record Holder(s):
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                                          PLEASE PRINT OR TYPE
Number of Shares:
--------------------------------------------------------------------------------
Certificate Number(s) (If Available):
------------------------------------------------------------------------------
Dated:
------------------------------------ , 2001
Address(es):
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                                     INCLUDE ZIP CODE
Area Code and Telephone Number(s):
-----------------------------------------------------------------------------
Taxpayer Identification or Social Security Number: -----------------------
Check box if Shares will be tendered by Book-Entry Transfer: [ ]

Account Number:
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                THE GUARANTEE SET FORTH BELOW MUST BE COMPLETED

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program, the Stock Exchange Medallion Program or an "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby (a) represents that the above named person(s) "own(s)" the Shares tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended ("Rule 14e-4"), (b) represents that such tender of Shares complies with Rule 14e-4 and (c) guarantees to deliver to the Depositary either certificates representing the Share tendered hereby, in proper form for transfer, or confirmation of Book-Entry Transfer of such Share into the Depositary's accounts at The Depository Trust Company, in each case with delivery of a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three New York Stock Exchange, Inc. trading days after the date hereof.

--------------------------------------------------------------------------------
                                  NAME OF FIRM

--------------------------------------------------------------------------------
                                    ADDRESS

--------------------------------------------------------------------------------
                                                                        ZIP CODE

--------------------------------------------------------------------------------
                        AREA CODE AND TELEPHONE NUMBER:

--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE
Name:
--------------------------------------------------------------------------------
                              PLEASE PRINT OR TYPE
Title:
--------------------------------------------------------------------------------
Date:
------------------------------------ , 2001

NOTE: DO NOT SEND CERTIFICATES FOR THE SHARES WITH THIS NOTICE. CERTIFICATES
      SHOULD BE SENT ONLY WITH YOUR LETTER OF TRANSMITTAL.